EXHIBIT 99.1

NEWS RELEASE Kaman Corporation Bloomfield, CT USA P 860.243.7100 www.kaman.com

Kaman Corporation Announces Sale of Additional Convertible Notes pursuant to

Over-Allotment Option Exercise

BLOOMFIELD, Conn. – (BUSINESS WIRE) – May 25, 2017 – Kaman Corporation (the “Company”) (NYSE:KAMN) announced the sale of an additional $25 million in aggregate principal amount of its 3.25% convertible senior notes due 2024 (the “Additional Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the initial purchasers’ exercise of their option to purchase additional notes to cover over-allotments. The sale of the Additional Notes settled on May 24, 2017. The Additional Notes have the same terms in all respects as the 3.25% convertible senior notes due 2024 previously issued on May 12, 2017 (the “Base Notes” and, together with the Additional Notes, the “Notes”). The Company has issued a total of $200 million aggregate principal amount of Notes.

The interest expense the Company expects to record in respect of the Notes will represent the cash coupon of 3.25% and the accretion of the deemed debt discount. The deemed debt discount is determined by bifurcating the $200 million aggregate principal amount of the Notes into a debt component and an equity component. The difference between the aggregate principal amount of the Notes and the value of the debt component (i.e., the equity component) will be accreted to interest expense over the term of the Notes. The debt component represents the present value of associated cash flows discounted using the borrowing rate at the date of issuance for a similar debt instrument without a conversion feature, which the Company currently estimates at 5.0%.

In connection with the sale of the Additional Notes, the Company entered into additional capped call transactions with certain of the initial purchasers or their respective affiliates (in this capacity, the “option counterparties”). The additional capped call transactions have substantially the same terms as the previously announced capped call transactions entered into with the option counterparties on May 8, 2017 in connection with the sale of the Base Notes.

The Company used a portion of the net proceeds from the sale of the Additional Notes to enter into the additional capped call transactions with the option counterparties and has used a portion, and intends to use the remainder, of the net proceeds from the sale of the Additional Notes to repay indebtedness under the Company’s existing credit agreement.

The Additional Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Additional Notes nor the common stock issuable upon conversion of the Additional Notes have been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such a registration requirements.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any notes or common stock, nor shall there be any sale of notes or common stock, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. Any offer, if at all, will be made only pursuant to Rule 144A under the Securities Act.

About Kaman Corporation

Kaman Corporation, founded in 1945 by aviation pioneer Charles H. Kaman, and headquartered in Bloomfield, Connecticut conducts business in the aerospace and industrial distribution markets. The company produces and markets proprietary aircraft bearings and components; super precision, miniature ball bearings; complex metallic and composite aerostructures for commercial, military and general aviation fixed and rotary wing aircraft; safe and arming solutions for missile and bomb systems for the

U.S. and allied militaries; subcontract helicopter work; restoration, modification and support of our SH-2G Super Seasprite maritime helicopters; manufacture and support of our K-MAX® manned and unmanned medium-to-heavy lift helicopters; and engineering design, analysis and certification services. The company is a leading distributor of industrial parts, and operates approximately 240 customer service centers and five distribution centers across the U.S. and Puerto Rico. Kaman offers more than four million items including bearings, mechanical power transmission, electrical, material handling, motion control, fluid power, automation and MRO supplies to customers in virtually every industry. Additionally, Kaman provides engineering, design and support for automation, electrical, linear, hydraulic and pneumatic systems as well as belting and rubber fabrication, customized mechanical services, hose assemblies, repair, fluid analysis and motor management.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the timely receipt of any necessary export approvals and/or other licenses or authorizations from the U.S. Government; (vi) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vii) the successful resolution of government inquiries or investigations relating to our businesses and programs; (viii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (ix) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (x) the receipt and successful execution of production orders under the Company’s existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xii) the accuracy of current cost estimates associated with environmental remediation activities; (xiii) the profitable integration of acquired businesses into the Company’s operations; (xiv) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xv) changes in supplier sales or vendor incentive policies; (xvi) the effects of price increases or decreases; (xvii) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government’s share of any pension curtailment adjustment calculated in accordance with CAS 413; (xviii) future levels of indebtedness and capital expenditures; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) the effects, if any, of the UK’s exit from the EU; (xxiii) future repurchases and/or issuances of common stock; (xxiv) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxv) other risks and uncertainties set forth herein, in our 2016 Form 10-K and in our Form 10-Q for the fiscal quarter ended March 31, 2017.

Any forward-looking information provided in this press release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this press release.

Source: Kaman Corporation

Contact:

James Coogan

Vice President, Investor Relations

Phone: 860-243-6342

Email: james.coogan@kaman.com